PORTFOLIO BIFURCATION PLAN NOVEMBER 7, 2019 Exhibit 99.2

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS This presentation may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond the Company’s control, and may cause actual results to differ significantly from those expressed in any forward-looking statement. Among others, the following uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: operating costs and business disruption may be greater than expected; the Company's operating results may differ materially from the information presented in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as well as in Colony Credit Real Estate’s other filings with the Securities and Exchange Commission; the fair value of the Company's investments may be subject to uncertainties; the Company's use of leverage could hinder its ability to make distributions and may significantly impact its liquidity position; given the Company's dependence on its external manager, an affiliate of Colony Capital, Inc., any adverse changes in the financial health or otherwise of its manager or Colony Capital, Inc. could hinder the Company's operating performance and return on stockholder's investment; the ability to realize substantial efficiencies as well as anticipated strategic and financial benefits, including, but not limited to expected returns on equity and/or yields on investments; adverse impacts on the Company's liquidity, including its ability to continue to generate liquidity from sales of Legacy, Non-Strategic assets; the Company’s ability to liquidate its Legacy, Non-Strategic assets within the projected timeframe or at the projected values; the timing of and ability to deploy available capital; the Company’s ability to maintain or grow the dividend at all in the future; the timing of and ability to complete repurchases of the Company’s stock; the ability of the Company to refinance certain mortgage debt on similar terms to those currently existing or at all; and the impact of legislative, regulatory and competitive changes. The foregoing list of factors is not exhaustive. Additional information about these and other factors can be found in in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as well as in Colony Credit Real Estate’s other filings with the Securities and Exchange Commission. We caution investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this presentation. Colony Credit Real Estate is under no duty to update any of these forward-looking statements after the date of this presentation, nor to conform prior statements to actual results or revised expectations, and Colony Credit Real Estate does not intend to do so.

We present Core Earnings/Legacy, Non-Strategic Earnings, which are non-GAAP supplemental financial measures of our performance. We believe that Core Earnings/Legacy, Non-Strategic Earnings provides meaningful information to consider in addition to our net income and cash flow from operating activities determined in accordance with accounting principles generally accepted in the United States (“U.S. GAAP” or “GAAP”). These supplemental financial measures help us to evaluate our performance excluding the effects of certain transactions and U.S GAAP adjustments that we believe are not necessarily indicative of our current portfolio and operations. For information on the fees we pay our Manager, see Note 11, “Related Party Arrangements” to our consolidated financial statements included in Form 10-Q to be filed with the U.S. Securities and Exchange Commission (“SEC”). In addition, we believe that our investors also use Core Earnings/Legacy, Non-Strategic Earnings or a comparable supplemental performance measure to evaluate and compare the performance of us and our peers, and as such, we believe that the disclosure of Core Earnings/Legacy, Non-Strategic Earnings is useful to our investors. We define Core Earnings/Legacy, Non-Strategic Earnings as U.S. GAAP net income (loss) attributable to our common stockholders (or, without duplication, the owners of the common equity of our direct subsidiaries, such as our operating partnership or “OP”) and excluding (i) non-cash equity compensation expense, (ii) the expenses incurred in connection with our formation, (iii) the incentive fee, (iv) acquisition costs from successful acquisitions, (v) gains or losses from sales of real estate property and impairment write-downs of depreciable real estate, including unconsolidated joint ventures and preferred equity investments, (vi) depreciation and amortization, (vii) any unrealized gains or losses or other similar non-cash items that are included in net income for the current quarter, regardless of whether such items are included in other comprehensive income or loss, or in net income, (viii) one-time events pursuant to changes in U.S. GAAP and (ix) certain material non-cash income or expense items that in the judgment of management should not be included in Core Earnings/Legacy, Non-Strategic Earnings. For clauses (viii) and (ix), such exclusions shall only be applied after discussions between our Manager and our independent directors and after approval by a majority of our independent directors. U.S. GAAP net income (loss) attributable to our common stockholders and Core Earnings/Legacy, Non-Strategic Earnings include provisions for loan losses. Core Earnings/Legacy, Non-Strategic Earnings does not represent net income or cash generated from operating activities and should not be considered as an alternative to U.S. GAAP net income or an indication of our cash flows from operating activities determined in accordance with U.S. GAAP, a measure of our liquidity, or an indication of funds available to fund our cash needs, including our ability to make cash distributions. In addition, our methodology for calculating Core Earnings/Legacy, Non-Strategic Earnings may differ from methodologies employed by other companies to calculate the same or similar non-GAAP supplemental financial measures, and accordingly, our reported Core Earnings/Legacy, Non-Strategic Earnings may not be comparable to the Core Earnings/Legacy, Non-Strategic Earnings reported by other companies. The Company calculates Core Earnings/Legacy, Non-Strategic Earnings per share, which are non-GAAP supplemental financial measures, based on a weighted average number of common shares and operating partnership units (held by members other than the Company or its subsidiaries). The Company presents return on equity (“ROE”), which is a supplemental financial measure that represents the initial net investment-level earnings generated by an investment expressed as a percentage of the net equity capital invested. The Company calculates net investment-level earnings for investments in loans and CRE debt securities as the sum of the stated cash coupon income and any non-cash income (such as payment in-kind income and amortization/accretion of purchase discounts and origination, extension and exit fees) less investment-level financing costs. For investments in net leased real estate, the Company calculates net investment-level earnings by subtracting investment-level financing costs from net operating income. Net equity capital invested is calculated by taking the gross initial invested capital less any financing. With respect to certain loans and investment-level financing, the Company assumes the one-month USD LIBOR as of September 30, 2019 when calculating ROE. The Company’s ROE calculation relies on a number of assumptions and estimates that are subject to change, some of which are outside the control of the Company. Actual results may differ materially from the Company’s expectations. As such, there can be no assurance that the actual ROE will be equivalent to the estimated ROE. In addition, the Company’s methodology for calculating ROE may differ from methodologies employed by other companies to calculate the same or similar supplemental financial measures, and accordingly, the presented ROE may not be comparable to the ROE reported by other companies. The Company presents pro rata (“at share” or “at CLNC share”) financial information, which is not, and is not intended to be, a presentation in accordance with GAAP. The Company computes pro rata financial information by applying its economic interest to each financial statement line item on an investment-by-investment basis. Similarly, noncontrolling interests’ (“NCI”) share of assets, liabilities, profits and losses was computed by applying noncontrolling interests’ economic interest to each financial statement line item. The Company provides pro rata financial information because it may assist investors and analysts in estimating the Company’s economic interest in its investments. However, pro rata financial information as an analytical tool has limitations. Other companies may not calculate their pro rata information in the same methodology, and accordingly, the Company’s pro rata information may not be comparable to other companies pro rata information. As such, the pro rata financial information should not be considered in isolation or as a substitute for our financial statements as reported under GAAP, but may be used as a supplement to financial information as reported under GAAP. IMPORTANT NOTE REGARDING NON-GAAP FINANCIAL MEASURES AND DEFINITIONS

Colony Credit Real Estate, Inc. (“CLNC”, “Colony Credit Real Estate”, the “Company” or “We”) currently holds investment interests through the reportable segments below, which are based on how management reviews and manages its business. Each segment also includes corporate-level asset management and other fees, related party and general and administrative expenses related to its respective portfolio. Core Portfolio Loan Portfolio As of September 30, 2019, the Company’s Loan Portfolio included senior mortgage loans, mezzanine loans and preferred equity interests (“preferred equity”) as well as participations in such loans. The Loan Portfolio also includes acquisition, development and construction loan arrangements accounted for as equity method investments as well as loans and preferred equity interests held through joint ventures with an affiliate of our Sponsor (Colony Capital, Inc.) which were deconsolidated as a result of the merger and subsequently treated as equity method investments. Senior mortgage loans include junior participations in our originated senior mortgage loans for which we have syndicated the senior participations to other investors and retained the junior participations for our portfolio and contiguous mezzanine loans where we own both the senior and junior loan positions. We believe these investments are more similar to the senior mortgage loans we originate than other loan types given their credit quality and risk profile Mezzanine loans include other subordinated loans Preferred equity interests include related equity participation interests CRE Debt Securities As of September 30, 2019, the Company’s Commercial Real Estate (“CRE”) Debt Securities included both investment grade and non-investment grade rated CMBS bonds (including “B-pieces” of CMBS securitization pools or “B-Piece” investments). Net Leased Real Estate (or “Net Lease”) As of September 30, 2019, the Company’s Net Lease investments included direct investments in commercial real estate principally composed of long-term leases to tenants on a net lease basis, where such tenants are generally responsible for property operating expenses such as insurance, utilities, maintenance capital expenditures and real estate taxes. Legacy, Non-Strategic Portfolio Legacy, Non-Strategic Investments As of September 30, 2019, the Company’s Legacy, Non-Strategic Portfolio consists of direct investments in operating real estate such as multi-tenant office and multifamily residential assets such as real estate acquired in settlement of loans, real estate private equity secondary investments and certain retail and other legacy loans originated prior to the formation of CLNC. NOTES REGARDING REPORTABLE SEGMENTS

ColonyCredit
REAL ESTATE

COMPANY FORMATION – How Did We Start?

Creation of Colony NorthStar Credit Real Estate, Inc.



1.
NorthStar
Real Estate Income
Trust, Inc.
2.
NorthStar
Real Estate
Income II, Inc.
3.
Colony NorthStar,
Inc.
(NYSE: CLNS)
Colony NorthStar
Credit Real Estate, Inc.
(NYSE: CLNC)

Merger & Listing - Q1 2018

- NYSE-Listed Commercial Real Estate Credit REIT
- Merged 3 Disparate Legacy Portfolios
- $5B+ Total Assets
- $1B+ Other RE / Non-Core Investments

5

ColonyCredit REAL ESTATE

COMPANY HIGHLIGHTS – Where Are We Today?

CLNC's Core Business and Management are Producing Strong Results

$3.7+ Billion Recently Invested

- Over $3.7 Billion of total transaction volume since February 2018 listing
- Increased total annualized earnings excluding gains and losses since listing by over 20%
- 70%+ in senior loans
- Weighted average return on equity of ~12%

Optimized Leverage

- Prudent leverage and liquidity profile through cash on hand and revolver availability
- Debt to equity leverage of 1.4x, below commercial mortgage REIT peers
- Increased repo lines to $2.3 billion from $1.2 billion across six banks including 3 new banks

Diversified Alternative Financing Sources

- Proven access to debt capital markets
- $1 Billion CLO execution with diversity of institutional investors
- De-risked portfolio and increased return on equity

Launched Portfolio Rationalization

- Segmentation of legacy, non-strategic segment
- Exited ~90% of real estate private equity interests for approximately $140 million of proceeds
- Redeploying proceeds in core business strategies

6

III THE ROAD AHEAD – Where Are We Going? High quality real estate finance company focused primarily on direct origination and financing solutions for commercial real estate clients: Senior Loans Mezzanine Loans Preferred Equity CRE Debt Securities Net Lease Real Estate Operationally intensive owned real estate All retail investments Investments with positive, though less predictable, cash flows Prudently & efficiently maximize value Exit Legacy, Non-Strategic Portfolio Grow Core Portfolio Bifurcate the Balance Sheet into Core and Legacy, Non-Strategic Portfolios

III THE ROAD AHEAD – Where Are We Going? (1) Based on 9/30/19 GAAP gross book value post impairments; at CLNC share Diversified / hybrid mortgage REIT Sale of Legacy, Non-Strategic assets Real estate finance company & CRE client solutions provider Current Balance Sheet Balance Sheet Transformation Target Balance Sheet Core Balance Sheet Investment Strategy and Greater Transparency Positions CLNC for Growth Core Investments (1)

Accelerate monetization of Legacy, Non-Strategic Portfolio Grow Core Portfolio NAV & earnings Cover dividend based on sustainable Core Portfolio earnings, with growth potential Provide segmented and detailed disclosure III WHAT ARE OUR PRIORITIES? CLNC’s Commitment to Shareholders Bifurcate the company into Core and Legacy, Non-Strategic Portfolios

Future losses possible if our strategy or timing changes on dispositions or if market conditions deteriorate. Legacy, Non-Strategic investments identified for disposition; often following the execution of a value-add business plan CLNC management completed a full strategic reassessment of the portfolio in Q3 2019 resulting in a one-time reclassification Third-party advisors and valuation experts involved to provide market value and optimal exit timing Recognizing approximately $385 million of impairments primarily due to significant shortening of hold periods compared to legacy business’s original plans III BIFURCATE THE PORTFOLIO Accelerated Business Plan Post Bifurcation – Sum of the Parts (9/30/19)

III A HIGH QUALITY CORE PORTFOLIO Core Portfolio Consists of High-Quality Senior Loans, Mezzanine Loans, Preferred Equity, CRE Debt Securities and Net Lease Real Estate 113 Total Investments $4.5B Total At-Share Assets $1.20 Annual Dividend per Share $1.28 YTD Annualized Core Earnings Per Share 9.5% YTD Annualized Core Earnings Yield (after corporate overhead allocation) 94% Payout Ratio (107% Dividend Coverage) CLNC Core Portfolio (only) as of Q3 2019 Recent Originations West Coast Multifamily West Coast Luxury Hotel Northeast Office Property Northeast Office Property

III GROW CORE PORTFOLIO EARNINGS Proceeds from Legacy, Non-Strategic Portfolio Will Be Redeployed into Core Portfolio Core Portfolio expected to generate high single digit yields after corporate overhead allocation in 2020 Net proceeds principally deployed into Core Portfolio strategies: senior loans, mezzanine loans, preferred equity, CRE debt securities and net lease investments Embedded upside through Legacy, Non-Strategic Portfolio resolutions which are expected to generate approximately $400 million of net proceeds to grow Core Portfolio Targeted redeployment levered yields to average 10%+ ~$400 million Capital Redeployment Source of Growth Capital Grow Core Earnings (Core Portfolio) $1.28 YTD Annualized Core Earnings (Core Portfolio) Monetization of assets over time (Legacy, Non-Strategic Portfolio)

III IN CONCLUSION A Core Commitment CLNC Core Portfolio as of Q3 2019 Total Investments YTD Annualized Core Earnings Yield (after corporate overhead allocation) YTD Annualized Core Earnings Per Share Annual Dividend Per Share 9.5% 113 $1.28 $1.20 Monetize Legacy, Non-Strategic Portfolio Grow Core Portfolio NAV & earnings Maintain prudent capital structure and liquidity Provide detailed disclosure and segmented reporting